UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972)490-9600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 17, 2021, Ashford Hospitality Trust, Inc. (the “Company”) and Keystone Capital Partners, LLC (“Keystone”), entered into a common stock purchase agreement (the “Purchase Agreement”), which provides that subject to the terms and conditions set forth therein, the Company may sell to Keystone up to 30,658,050 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), from time to time during the term of the Purchase Agreement.

Additionally, on May 17, 2021, the Company and Keystone entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the resale of shares of Common Stock that are issued to Keystone under the Purchase Agreement.

Under the terms and subject to the satisfaction of the conditions set forth in the Purchase Agreement, the Company has the right, but not the obligation, to sell to Keystone, and Keystone is obligated to purchase, up to 30,658,050 shares of Common Stock. Such sales of Common Stock by the Company, if any, will be subject to certain limitations as set forth in the Purchase Agreement, and may occur from time to time, at the Company’s sole discretion, over a 24-month period commencing on the date that all of the conditions to the Company’s right to commence such sales are satisfied, including that the registration statement referred to above is declared effective by the SEC and a final form of the prospectus included therein is filed with the SEC (the “Commencement Date”). Keystone has no right to require the Company to sell any Common Stock to Keystone, but Keystone is obligated to make purchases as the Company directs, subject to satisfaction of the conditions set forth in the Purchase Agreement.

Upon entering into the Purchase Agreement, the Company issued to Keystone 40,323 shares of Common Stock (the “Commitment Shares”) as consideration for Keystone’s commitment to purchase shares of Common Stock upon the Company’s direction under the Purchase Agreement.

Under the Purchase Agreement, the Company may, at its discretion, from time to time from and after the Commencement Date, direct Keystone to purchase (a “Fixed Purchase”) up to 350,000 shares of Common Stock on any trading day on which the closing sale price of the Common Stock is not below $1.00 per share on the New York Stock Exchange (the “NYSE”). Keystone’s maximum purchase commitment in any single Fixed Purchase may not exceed $2,000,000. The maximum share amount and the closing sale price referred to above will be adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring after the date of the Purchase Agreement.

In addition to Fixed Purchases, and provided that the Company has directed Keystone to purchase the maximum allowable amount of shares of Common Stock in a Fixed Purchase, the Company also may, at its discretion, from time to time from and after the Commencement Date, direct Keystone to purchase additional shares of Common Stock on the trading day immediately following the purchase date for such Fixed Purchase (each, a “VWAP Purchase”) and, under certain circumstances set forth in the Purchase Agreement, direct Keystone to purchase additional shares of Common Stock on the same trading day as such VWAP Purchase (each, an “Additional VWAP Purchase”), in each case upon the terms and subject to the conditions set forth in the Purchase Agreement. Keystone’s maximum purchase commitment in any single VWAP Purchase, together with any one or more Additional VWAP Purchases that are effected on the same trading day as such VWAP Purchase, may not exceed $6,000,000 in the aggregate for such VWAP Purchase and Additional VWAP Purchases.

The purchase price per share for the shares of Common Stock that may be sold to Keystone in a Fixed Purchase will be based on prevailing market prices of the Common Stock at or prior to the time of sale, as computed under the Purchase Agreement. The purchase price per share for the shares of Common Stock that may be sold to Keystone in a VWAP Purchase and in an Additional VWAP Purchase will be based on the volume weighted average price or closing price of our Common Stock at the time of sale, as computed under the Purchase Agreement. There is no upper limit on the price per share that Keystone may be obligated to pay for the Common Stock in any of the Fixed Purchases, VWAP Purchases and Additional VWAP Purchases we elect to make under the Purchase Agreement.

Under applicable rules of the NYSE, in no event may the Company issue or sell to Keystone under the Purchase Agreement more than 30,698,373 shares of Common Stock (including the 40,323 Commitment Shares), which maximum number of shares is equal to 19.99% of the 153,568,652 shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”).

The Purchase Agreement also prohibits the Company from directing Keystone to purchase any shares of Common Stock if those shares, when aggregated with all other shares of Common Stock then beneficially owned by Keystone and its affiliates, would result in Keystone having beneficial ownership of more than 4.99% of the outstanding shares of Common Stock.

The Purchase Agreement contains customary representations, warranties, covenants, indemnification and termination provisions. Keystone has covenanted not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of the Common Stock. There are no limitations on use of proceeds, financial or business covenants, restrictions on future financings (other than restrictions on the Company’s ability to enter into additional “variable rate transactions” or substantially similar transactions as the transactions contemplated by the Purchase Agreement, subject to certain exceptions, during certain periods beginning prior to the applicable purchase dates for any Fixed Purchase, VWAP Purchase and Additional VWAP Purchase and ending after the dates on which such purchases are fully settled, as set forth in the Purchase Agreement), rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement. The Purchase Agreement may be terminated by the Company at any time, at the Company’s sole discretion, without any cost or penalty, upon 10 trading days’ prior written notice to Keystone. Neither the Company nor Keystone may assign or transfer its rights and obligations under the Purchase Agreement, and no provision of the Purchase Agreement or the Registration Rights Agreement may be modified or waived by the parties.

The net proceeds under the Purchase Agreement to the Company will depend on the frequency of sales and the number of shares sold to Keystone and prices at which the Company sells shares to Keystone. The Company expects that any net proceeds received by the Company from such sales to Keystone will be used for working capital and general corporate purposes. The Company believes that it is prudent capital management to have the flexibility to sell Common Stock pursuant to the Purchase Agreement, subject to market conditions.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the Purchase Agreement and the Registration Rights Agreement, each of which is attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and each of which is incorporated herein by reference.

The Purchase Agreement and Registration Rights Agreement contain customary representations and warranties, covenants and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of such agreements and in the context of the specific relationship between the parties thereto. The provisions of the Purchase Agreement and Registration Rights Agreement, including any representations and warranties contained therein, are not for the benefit of any party other than the parties thereto and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties thereto. Rather, investors and the public should look to other disclosures contained in our annual, quarterly and current reports we file with the SEC.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of Common Stock, nor shall there be any sale of shares of Common Stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02	Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Based in part upon the representations of Keystone in the Purchase Agreement, the offer and sale of the shares of Common Stock by the Company to Keystone under the Purchase Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemptions afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder. Keystone represented that it is an accredited investor, as such term is defined in Rule 501(a)(3) of Regulation D under the Securities Act, and that it is acquiring the shares for investment purposes only and not with a view to any resale, distribution or other disposition of shares in violation of the United States federal securities laws.

Forward-Looking Statements

Certain statements and assumptions in this Current Report contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside the Company’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the timing and outcome of the SEC’s investigation; our ability to regain S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the SEC.

The forward-looking statements included in this Current Report are only made as of the date of this Current Report. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Common Stock Purchase Agreement, dated as of May 17, 2021, by and between the Company and Keystone Capital Partners, LLC.
10.2	Registration Rights Agreement, dated as of May 17, 2021, by and between the Company and Keystone Capital Partners, LLC.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel & Secretary

Date: May 18, 2021